Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Allison Transmission Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David S. Graziosi, Chairman, President and Chief Executive Officer of the Company, and G. Frederick Bohley, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 26, 2023

/s/ David S. Graziosi
David S. Graziosi
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Dated: October 26, 2023

/s/ G. Frederick Bohley
G. Frederick Bohley
Senior Vice President, Chief Financial Officer and Treasurer

(Principal Financial Officer)